UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of Officer and Director
On July 27, 2022, Robert C. Rowe, the Chief Executive Officer (CEO) of NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) (NorthWestern) and member of NorthWestern’s Board of Directors (the Board), announced his plans to retire from his positions as CEO of NorthWestern and a member of the Board at the end of 2022, after 14 years of service with NorthWestern, all as CEO.
Appointment of Officer and Director
Following Mr. Rowe’s announcement, and also on July 27, 2022, the Board appointed Brian B. Bird, currently NorthWestern’s President and Chief Operating Officer, to succeed Mr. Rowe as President and CEO, effective January 1, 2023. The Board did not change Mr. Bird’s compensation at this time and expects to adjust Mr. Bird’s compensation and benefits, effective January 1, 2023, to reflect the change in his responsibilities.
The Board also has elected Mr. Bird to join the Board when he becomes President and CEO on January 1, 2023, to serve until the next annual meeting of stockholders. Mr. Bird will be subject to annual election thereafter. NorthWestern’s Board will continue to be led by an independent chair, and Mr. Bird has not been appointed to any committees of the Board in connection with his appointment as a director.
This leadership transition is part of NorthWestern’s executive succession planning process and is not related to its operational performance or financial condition.
Mr. Bird, 59, has been with NorthWestern since 2003, serving as its President and Chief Operating Officer (since 2021) and, prior to that, its Chief Financial Officer (2003 – 2021). There is no arrangement or understanding between Mr. Bird and any other persons pursuant to which Mr. Bird was selected as an officer, and there are no family relationships between Mr. Bird and any of our directors or executive officers. As long as Mr. Bird is an employee of NorthWestern, he will not be entitled to additional compensation for his role as a director of NorthWestern.
A copy of the press release issued by NorthWestern on July 28, 2022, concerning these announcements is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Document
99.1*	Press Release, dated July 28, 2022

* filed herewith
Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: July 28, 2022